Exhibit 4.1

[LOGO of Xcyte Therapies]	COMMON STOCK SHARES

CUSIP 98389F 10 1

INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE	SEE REVERSE FOR CERTAIN DEFINITIONS

FULLY PAID AND NONASSESSABLE SHARES OF COMMON STOCK, PAR VALUE $.001 PER SHARE, OF

XCYTE THERAPIES, INC.

CERTIFICATE OF STOCK

Transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this certificate properly endorsed. This certificate is not valid until countersigned by the transfer Agent and Registrar.

WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated:	[Seal of Xcyte Therapies, Inc.]

/s/ Joanna S. Black		/s/ Ronald Jay Berenson
Secretary		President and Chief Executive Officer

COUNTERSIGNED AND REGISTERED:

AMERICAN STOCK TRANSFER AND TRUST COMPANY

By:	Transfer Agent And Registrar;

Authorized Signature

NUMBER XT-	[LOGO of Xcyte Therapies]	COMMON STOCK SHARES

CUSIP 98389F 10 1

	INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE	SEE REVERSE FOR CERTAIN DEFINITIONS

FULLY PAID AND NONASSESSABLE SHARES OF COMMON STOCK, PAR VALUE $.001 PER SHARE, OF

XCYTE THERAPIES, INC.

CERTIFICATE OF STOCK

Transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this certificate properly endorsed. This certificate is not valid until countersigned by the transfer Agent and Registrar.

WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated:	[Seal of Xcyte Therapies, Inc.]

/s/ Joanna S. Black		/s/ Ronald Jay Berenson
Secretary		President and Chief Executive Officer

COUNTERSIGNED AND REGISTERED:

AMERICAN STOCK TRANSFER AND TRUST COMPANY

By:	Transfer Agent And Registrar;

Authorized Signature

XCYTE THERAPIES, INC.

THE CORPORATION WILL FURNISH WITHOUT CHARGE TO EACH STOCKHOLDER WHO SO REQUEST A STATEMENT OF THE POWERS. DESIGNATIONS, PREFERENCES AND RELATIVE, PARTICIPATING, OPTIONAL OR OTHER SPECIAL RIGHTS OF EACH CLASS OF STOCK OR SERIES THEREOF OF THE CORPORATION, AND THE QUALIFICATIONS, LIMITATIONS OR RESTRICTIONS OF SUCH PREFERENCES AND/OR RIGHTS. SUCH REQUEST MAY BE MADE TO THE CORPORATION OR THE TRANSFER AGENT.

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM-	as tenants in common	UNIF GIFT MIN ACT-	Custodian

TEN ENT-	as tenants by the entities		(Cust) (Minor)

Under Uniform Gifts to Minors

NT-	as joint tenants with right of		Act
	survivorship and not as		(State)
tenants in common

		UNIF TRF MIN ACT-	Custodian (until age )

(Cust)

Under Uniform Transfers to Minors
(Minor)

Act
(State)

Additional abbreviations may also be used though not in the above list.

For Value received,                                                       hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER

        IDENTIFYING NUMBER OF ASSIGNEE

PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS OF ASSIGNEE

             Shares of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint                                                       Attorney to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated,                                              .

X .

NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE, IN EVERY PARTICULAR WITHOUT ALTERATION OR ENLARGEMENT, OR ANY CHANGE WHATEVER.

SIGNATURE GUARANTEED:                                                                              .

THE SIGNATURE(S) MUST BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVING AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM) PURSUANT TO S.E.C. RULE 17 Ad-18.